SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 3, 2002


                          HOVNANIAN ENTERPRISES, INC.
                          ---------------------------
              (Exact Name of Registrant as Specified in Charter)

     Delaware                      1-8551                       22-1851059
     --------                      -------                      ----------
 (State or Other           (Commission File Number)          (I.R.S. Employer
   Jurisdiction                                             Identification No.)
of Incorporation)

                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey 07701
                          --------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (732) 747-7800
                                --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

         Exhibit 99.1 Statement Under Oath of Principal Executive Officer dated September 3, 2002.

         Exhibit 99.2 Statement Under Oath of Principal Financial Officer dated September 3, 2002.


Item 9. Regulation FD Disclosure

          On September 3, 2002, the principal executive officer, Ara K. Hovnanian, and the principal financial officer, J. Larry Sorsby, of Hovnanian Enterprises, Inc. each signed and delivered to the Securities and Exchange Commission (the "SEC") certification statements in accordance with the SEC's Order No. 4-460 (June 27, 2002). Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.


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

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOVNANIAN ENTERPRISES, INC.
                                       ---------------------------
                                       (Registrant)

                                       By:     /s/ Peter S. Reinhart
                                               ---------------------
                                       Name:   Peter S. Reinhart
                                       Title:  Senior Vice President
                                               General Counsel


Date:  September 3, 2002


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

                              INDEX TO EXHIBITS


Exhibit Number    Exhibit
--------------    -------

  Exhibit 99.1 Statement Under Oath of Principal Executive Officer dated September 3, 2002.

  Exhibit 99.2 Statement Under Oath of Principal Financial Officer dated September 3, 2002.


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